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                                                                    EXHIBIT 23.1

                          CONSENT OF ARTER & HADDEN LLP

     We hereby consent to the use of our name in this Registration Statement on Form F-2 of Veronex Technologies, Inc. and to the reference to our firm under the caption "Legal Matters" in the Prospectus.


                                           ARTER & HADDEN LLP


Irvine, California
September 29, 1998